SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 14, 2003

NASTECH PHARMACEUTICAL COMPANY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-13789	11-2658569
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3450 Monte Villa Parkway

Bothell, Washington 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(425) 908-3600

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)
SIGNATURES
Exhibit 99.1

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated May 14, 2003, reporting the financial results of Nastech Pharmaceutical Company Inc. (the “Registrant”) for its first quarter of fiscal 2003 ended March 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

     On May 14, 2003, the Registrant reported its financial results for its first quarter of fiscal 2003 ended March 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.

(Registrant)

By:	/s/ Gregory L. Weaver

Name:	Gregory L. Weaver
Title:	Chief Financial Officer

Dated: May 14, 2003